Other Financial Assets	12 Months Ended
Dec. 31, 2017
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Other Financial Assets

15. Other Financial Assets

	December 31 2017 $	December 31 2016 $

Investments held for self-insured liabilities	147.1	141.1
Holdbacks on long-term contracts	39.6	33.9
Indemnifications	2.4	2.4
Other	6.3	3.6

	195.4	181.0
Less current portion	9.3	20.9

Long-term portion	186.1	160.1

Investments held for self-insured liabilities

Investments held for self-insured liabilities consist of government and corporate bonds, equity securities, and term deposits. These investments are classified as available for sale and are stated at fair value with unrealized gains (losses) recorded in other comprehensive (loss) income.

Their fair value and amortized cost are as follows:

	December 31 2017 $		December 31 2016 $
	Fair Value	Amortized Cost/Cost	Fair Value	Amortized Cost/Cost

Bonds	97.7	98.6	93.0	93.1
Equity securities	49.4	48.3	46.6	39.9
Term deposits	-	-	1.5	1.5

Total	147.1	146.9	141.1	134.5

The bonds bear interest at rates ranging from 0.75% to 5.15% per annum (December 31, 2016 – 0.88% to 4.88%). The terms to maturity of the bond portfolio, stated at fair value, are as follows:

	December 31 2017 $	December 31 2016 $

Within one year	5.6	18.6
After one year but not more than five years	73.5	64.8
More than five years	18.6	9.6

Total	97.7	93.0

Indemnifications

The Company’s indemnifications relate to certain legal claims (note 19). During 2017, the change to provisions and indemnification assets relating to prior acquisitions was $0.2 (2016 – increased by $1.2) due to new information obtained in the year.